Exhibit 10.4

EXECUTION VERSION

AMENDMENT No. 1 TO REORGANIZATION AGREEMENT

This Amendment No. 1 to Reorganization Agreement, dated as of July 19, 2017 (this “Amendment”), amends the Agreement and Plan of Reorganization, dated as of April 4, 2017 (the “Reorganization Agreement”), by and among Liberty Interactive Corporation, a Delaware corporation (“Liberty”), Liberty Interactive LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Liberty (“LI LLC”), and General Communication, Inc., an Alaska corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Reorganization Agreement.

RECITALS

WHEREAS, pursuant to Section 8.6 of the Reorganization Agreement, Liberty, LI LLC, and the Company wish to amend certain provisions of the Reorganization Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements set forth in the Reorganization Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Liberty, LI LLC and the Company, each intending to be legally bound, do hereby agree as follows:

1.     Section 2.2(a)(i) of the Reorganization Agreement shall be amended and restated to read as follows:

“Unless this Agreement shall have been terminated in accordance with Section 7.1, no earlier than the eighth (8th) Business Day and no later than the thirteenth (13th) Business Day following the delivery of the Final Reattributed and Contributed Ventures Assets Schedule pursuant to Section 5.20(a), but subject to all of the conditions set forth in Sections 6.1, 6.2 and 6.3 having been satisfied (or being capable of being satisfied at the Auto Conversion Effective Time) or waived by the party entitled to the benefit of the same (other than conditions which by their terms are required to be satisfied or waived at the Auto Conversion Effective Time, but subject to the satisfaction or waiver of such conditions at such time), the Company shall file with the SEC at 4:01 p.m., New York City time (or as promptly as practicable thereafter), a Current Report on Form 8-K (the “Auto Conversion Notice”) effecting the Auto Conversion in accordance with the terms of the Restated Company Articles.”

2.    Section 5.20(a) of the Reorganization Agreement is hereby amended by deleting the following words in their entirety:

“No earlier than 5:00 p.m., New York City time, on the fifteenth (15th) Business Day, and no later than 5:00 p.m., New York City time, on the eighth (8th) Business Day preceding the Auto Conversion Effective Time,”

and replacing such words with the following:

“No later than 5:00 p.m., New York City time, on the fifth (5th) Business Day following receipt of the Alaska Notice,”.

3.    The first proviso of Section 7.1(b)(i) of the Reorganization Agreement is hereby amended by deleting the following reference in its entirety:
“6.1(i)”

and replacing such reference with the following:

“6.1(j)”.

4.    Except as expressly set forth herein, the Reorganization Agreement will be and is unchanged and will remain in full force and effect. On and after the date hereof, each reference in the Reorganization Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Reorganization Agreement as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Reorganization Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

5.    This Amendment shall be governed by and construed in accordance with the Reorganization Agreement.

6.    This Amendment may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.. For purposes of this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier, or electronically scanned and transmitted in a .pdf file format, is to be treated as an original document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Craig Troyer
Name:    Craig Troyer
Title:    Senior Vice President, Deputy
General Counsel and Assistant
Secretary

LIBERTY INTERACTIVE LLC

By:     /s/ Craig Troyer
Name:    Craig Troyer
Title:    Senior Vice President, Deputy
General Counsel and Assistant
Secretary

GENERAL COMMUNICATION, INC.

By:     /s/ Peter Pounds
Name:    Peter Pounds
Title:    Senior Vice President and Chief
Financial Officer

[Amendment to Reorganization Agreement]